UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2011

China Printing & Packaging, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34386	35-2298521
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Xiandong Road, Shangsong Village, Baoji City, Fufeng County
Shaanxi Province, The People's Republic of China 722205
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: 011-86-090-7547-1054

(Former Name or Former Address, if Changed Since Last Report)

Copies To:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York, 10006
Phone: (212) 930-9700
Facsimile: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Xiting Yang

On May 3, 2011, Mr. Xiting Yang voluntarily resigned as a director of the Company for personal considerations and not because of any disagreement with the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PRINTING & PACKAGING, INC.

Dated: May 6, 2011	By:	/s/ Yongming Feng
Yongming Feng
Chief Executive Officer

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